SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  OCTOBER 18, 2001
                                                          ----------------



                                   HUMATECH, INC.
             (Exact name of registrant as specified in its charter)



            ILLINOIS                   O-28557                   36-3559839
       (State  or  other             (Commission              (I.R.S. Employer
jurisdiction  of  incorporation)     File  Number)          (Identification No.)




                            1718 FRYE ROAD, SUITE 450
                              HOUSTON, TEXAS  77084
               (Address of principal executive officers) (zip code)



                                 (281) 828-2500
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.

ITEM  5.          OTHER  EVENTS

     On September 20, 2001, Humatech filed a Quarterly Report on Form 10-QSB/A dated September 19, 2001 for the three month period ended July 31, 2001. In that filing, Humatech described the following transaction:

     "In August 2001, the Company completed negotiations to sell an aggregate 1,375,000 shares of restricted, unregistered common stock, representing approximately 13.23% of the issued and outstanding common stock as of April 30, 2001, for total proceeds of $550,000 cash to an accredited unrelated third party under a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. As of August 8, 2001, the Company has received total proceeds of approximately $125,000 under this agreement and received the balance of $425,000 during September 2001. In connection with this private placement of common stock, the Company issued a series of Stock Warrants to the purchaser of the 1,375,000 shares of common stock to purchase up to an additional 1,375,000 shares of restricted, unregistered common stock as follows: Series A - 343,750 shares at $2.00 per share, expiring on the second anniversary date of the warrant; Series B - 343,750 shares at $3.00 per share, expiring on the third anniversary date of the warrant; Series C - 343,750 shares at $4.00 per share, expiring on the fourth anniversary date of the warrant and Series D - 343,750 shares at $5.00 per share, expiring on the fifth anniversary date of the warrant."

     At the time of filing, the documents from the above-described transaction were not available as exhibits, and Humatech indicated that it would file them within a reasonable period of time in a Current Report on Form 8-K. The purpose of this filing is to file those exhibits.


ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.


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ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

10.1     Stock  Purchase  Agreement  and  Investor Questionnaire dated September
         2001.
10.2     Warrant  Agreement  dated  September  2001.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October  18,  2001                    Humatech,  Inc.,
                                              an  Illinois  corporation

                                              /s/ David G. Williams
                                              __________________________
                                              By:     David  G.  Williams
                                              Its:    President


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